Supplement Dated February 26, 2021
To the Statement of Additional Information Dated November 27, 2020, as supplemented, of
TrimTabs International Free Cash Flow Quality ETF (TTAI)
and
TrimTabs U.S. Free Cash Flow Quality ETF (TTAC)
(each, a “Fund” and, together, the “Funds”)

The following information replaces in its entirety the information appearing under the heading, “The Distributor – Payments to Financial Intermediaries” on page 32 of the Funds’ Statement of Additional Information:

Payments to Financial Intermediaries

The Adviser or another affiliate of the Funds, out of its own resources, may provide compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program, such as a model portfolio, or for services provided in connection with such fund supermarket platforms and programs. Such compensation may also include payments for access to a financial intermediary’s sales force or management, as well as access to conferences or other educational seminars held by a financial intermediary or its affiliates relating directly or indirectly to the Funds. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average net assets attributable to the financial intermediary, which may be based on assets under management or other similar metrics, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds.

As of February 26, 2021, the only financial intermediaries receiving revenue sharing payments are Donoghue Forlines LLC and Thalēs Capital Partners LLC. These payments are made out of the Adviser's own resources. Any compensation received by a financial intermediary, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds. Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or incentives that his or her intermediary firm may receive.

Please keep this supplement with your Statement of Additional Information for future reference.